                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                       Date of Report: August 16, 1999

                  CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                            (Issuer of Securities)


                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                            (Sponsor of the Trust)
            (Exact name of registrant as specified in its charter)

        United States                     333-32737               22-2382028
-----------------------------     ------------------------   -------------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

           802 Delaware Avenue, Wilmington, Delaware        19801
     ---------------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

                           THE CHASE MANHATTAN BANK
                            (Sponsor of the Trust)
            (Exact name of registrant as specified in its charter)

         New York                         333-32737               12-4994650
-----------------------------     ------------------------   -------------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

           270 Park Avenue, New York, New York             10017
     ---------------------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

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Item 5.  Other Events:


         Chase Manhattan Marine Owner Trust 1997-A is the issuer of 8 classes of Asset Backed Notes of Asset Backed Certificates. The notes are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank, USA, National Association, as a seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On August 16, 1999, CIT as servicer, distributed monthly interest to the holders of the notes. CIT furnished copies of the monthly reports for each of those series as required by the Sale and Servicing Agreement. Copies of those monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Report with respect to the August 16, 1999 distribution


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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  August 27, 1999

                                            THE CIT GROUP/SALES FINANCING, INC.,
                                            as Servicer



                                            By: /s/ Frank J. Madeira
                                                ---------------------------
                                            Name:   Frank J. Madeira
                                            Title:  Vice President


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                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.                                 Description
---------------                             -----------------
20.1                                        Monthly  Report with  respect to the
                                            August 16, 1999 distribution